Exhibit 10.7




                                   Agreement
                                   ---------

This Agreement made effective as of February 21, 1996 by and between CUC International Inc. (the "Company"), a Delaware corporation; and Cosmo Corigliano (the "Executive").

WHEREAS, the Executive and the Company are parties to a certain Agreement dated February 1, 1994 (the "Agreement");

WHEREAS, the Company and the Executive wish to make certain amendments to the Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1. The third sentence of Section XI is hereby amended to read as follows: "Any stock options granted to the Executive subject to vesting restrictions will be fully vested upon a Change in Control."

Except as expressly amended hereby, the Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the undersigned have caused the foregoing agreement to be executed as of the date first above-written.



/s/ Cosmo Corigliano
______________________            CUC International Inc.
  Cosmo Corigliano


                                  By: /s/ E. Kirk Shelton
                                      ________________________
                                          E. Kirk Shelton